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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM 8-K/A

                              AMENDMENT NO. 2  TO
                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 13,1996


                              DESTEC ENERGY, INC.
            (Exact name of registrant as specified in its charter)



           DELAWARE                         1-10592               38-2875546
(State or other jurisdiction of     (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                              Identification No.)



   2500 CITYWEST BOULEVARD, SUITE 150
           HOUSTON, TEXAS                                           77042
(Address of principal executive offices)                          (Zip Code)



      Registrant's telephone number, including area code:  (713) 735-4000



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

  (a) FINANCIAL STATEMENTS FOR BUSINESS ACQUIRED.

      Not applicable.

  (b) PRO FORMA FINANCIAL INFORMATION.

      Not applicable.

  (c)  EXHIBITS.

  The following materials are filed as Exhibits to this Current Report on Form
8-K:


/+*/2.1  Share Sale Agreement dated August 4, 1996, among State Electricity
         Commission of Victoria, the State of Victoria, the Buyers (as defined) and the Guarantors (as defined).

/+/2.2   Asset Sale Agreement dated August 4, 1996, between Hazelwood Power
         Corporation Ltd. and Hazelwood Power Partnership.

________
  + Filed herewith.
  * Confidential treatment has been requested and granted with respect to portions of this exhibit.

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DESTEC ENERGY, INC.




                                       By: /s/ Marian M. Davenport
                                          -------------------------------------
                                       Name: Marian M. Davenport
                                             ----------------------------------
                                       Title: Vice President and General Counsel
                                             -----------------------------------


Dated: August 12, 1997

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                                 EXHIBIT INDEX
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

Exhibit                                                                 Page
Number                                Description                      Number
------                                -----------                      ------
/+*/2.1           Share Sale Agreement dated August 4, 1996,
                  among State Electricity Commission of Victoria,
                  the State of Victoria, the Buyers (as defined) and
                  the Guarantors (as defined).

/+/2.2 Asset Sale Agreement dated August 4, 1996, between Hazelwood Power Corporation Ltd. and
                  Hazelwood Power Partnership.
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
     +Filed herewith.
     *Confidential treatment has been requested and granted with respect to portions of this exhibit.